After recording please return to:

Schulte Roth & Zabel LLP
900 Third Avenue
New York, New York 10022
Attn:  Susan Nemery


                                FEE AND LEASEHOLD
                       DEED OF TRUST, SECURITY AGREEMENT,
                         ASSIGNMENT OF LEASES AND RENTS
                               AND FIXTURE FILING


                         Dated as of September 15, 1998


                                     Made by


                           GLIMCHER LLOYD VENTURE, LLC
                                   as Trustor,


                                       to

                    CHICAGO TITLE INSURANCE COMPANY OF OREGON
                                   as Trustee,
                                       and

                             ARCHON FINANCIAL, L.P.,
                                 as Beneficiary.


STATUTORY NOTICE:

         A. The address of the entity holding a lien or other interest by this instrument is:

                          ARCHON FINANCIAL, L.P.
                          600 E. Las Colinas Blvd.
                          Ste. 800, Dallas, Texas  75039

         B. The Tax Account Number(s) of the Property subject to the lien or in which the interest is created are:
                          R-39620-6590            R-39621-1610
                          R-39621-3980            R-39621-0170
                          R-39621-5790            R-39621-1710
                          R-39621-5960            R-39621-1690
                          R-39621-1760            R-39621-1500
                          R-39621-1770

                  THIS FEE AND LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING ("Deed of Trust") is dated as of September 15, 1998 and is made by GLIMCHER LLOYD VENTURE, LLC, a Delaware limited liability company, having an address for notices of 20 South Third Street, Columbus, Ohio 43215, Attention: George A. Schmidt, Senior Vice President ("Trustor"), in consideration of the premises and covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to CHICAGO TITLE INSURANCE COMPANY OF OREGON, the trustee hereunder, having an address at Pioneer Tower, 888 S.W. Fifth Avenue, Suite 930, Portland, Oregon 97204("Trustee"), for the benefit of ARCHON FINANCIAL, L.P., a Delaware limited partnership, having an address for notices of Archon Financial, L.P., 600 E. Las Colinas Blvd., Ste. 800, Dallas, Texas 75039, Attention: General Counsel ("Beneficiary").

                              PRELIMINARY STATEMENT

                  Trustor is concurrently executing and delivering herewith in favor of Beneficiary a promissory note (the "Note") in the principal amount of $130,000,000.00 and a Loan Agreement (the "Loan Agreement"), between Beneficiary and Trustor, each dated as of the date hereof.

                  Trustor is the owner of the Trust Property (as hereinafter defined).

                  Trustor is granting this Deed of Trust in order to secure the payment of the Debt and to secure the performance by Trustor of the covenants and agreements contained in this Deed of Trust and the other Loan Documents.

                  Trustor has duly authorized the execution and delivery of this Deed of Trust and has taken all actions required by law and all other actions of Trustor required therefor.

                  Any capitalized term used but not otherwise defined herein shall have the meaning given such term in Article 1 hereof and if not defined in said Article 1 shall have the meaning given such term in the Loan Agreement.

                  NOW, THEREFORE, in order to secure: (i) payment by Trustor of the Debt; and (ii) the performance by Trustor of all the covenants and agreements contained in the Note, this Deed of Trust and the other Loan Documents as the same may be amended, modified or supplemented to be performed or observed by or on the part of Trustor (items (i) and (ii) being referred to herein as the "Secured Obligations"), Trustor and Beneficiary by these presents do hereby agree as follows:

                  TRUSTOR HEREBY IRREVOCABLY DEEDS, GRANTS, BARGAINS, SELLS, PLEDGES, CONVEYS, TRANSFERS, MORTGAGES AND ASSIGNS unto Beneficiary, its successors and assigns forever, and grants a security interest to Beneficiary in, all of the following property (such property is hereinafter referred to collectively as the "Trust Property"):

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                  A. ALL estate, right, title and interest of Trustor, now owned or hereafter acquired, in and to (i) those certain tracts or parcels of land as described in Exhibit A hereto, together with all rights of way or use, sidewalks, alleys, strips, gores, rights (including rights in streets (including those vacated or to be vacated), privileges, air rights and development rights, sewer rights, waters, water courses, water rights and powers, servitudes, estates, licenses, easements, tenements, hereditaments and appurtenances incident, belonging or pertaining to such land, including any mineral, mining, oil and gas rights and rights to produce or share in the production of anything related thereto and similar or comparable rights of any nature whatsoever now or hereafter appurtenant) (collectively, the "Land"), (ii) the leasehold estate in those certain tracts or parcels of land created by those certain ground leases described in Exhibit B hereto, and all extensions, amendments and modifications thereto heretofore or hereafter entered into (collectively, the "Leasehold Estate") and (iii) the buildings, structures, fixtures and improvements now or hereafter located or placed on or in the Land or the Leasehold Estate (which buildings and improvements, together with any additions thereto or alterations or replacements thereof, are referred to as the "Improvements");

                  B. all machinery, apparatus, equipment, materials, fittings, fixtures, chattels, articles of personal property and all other property (real, personal or mixed), and all appurtenances and additions thereto and betterments, renewals, substitutions and replacements thereof, now or hereafter owned by Trustor or in which Trustor has or shall acquire an interest (to the extent of such interest), and now or hereafter located on, attached to or contained in or used in connection with the Land, the Leasehold Estate or the Improvements, or placed on any part thereof though not attached thereto, including all indoor and outdoor furniture, landscaping, indoor plants, tools, screens, awnings, shades, blinds, curtains, draperies, partitions, carpets, rugs, furniture and furnishings, heating, lighting, plumbing, water heating, cooking, monitoring, ventilating, air conditioning, refrigerating, sanitation, waste removal, incinerating or compacting plants, systems, fixtures and equipment, elevators, escalators, stoves, ranges, vacuum systems, window washing and other cleaning systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, alarms, telecommunications, entertainment, recreational or security systems and equipment, motors, machinery, pipes, ducts, conduits, dynamos, engines, compressors, generators, boilers, stokers, furnaces, pumps, tanks, and appliances (collectively, "Equipment");

                  C. all personal property now or hereafter located at or used in connection with the Premises and owned by Trustor;

                  D. all real estate tax refunds and credits and all awards or payments, including interest on any of them, and the right to receive the same which Trustor may have, which may be made with respect to any of the Premises whether from a Condemnation thereof or for any other injury to, decrease in the value of, or other occurrence affecting any of the Premises, subject, in each case, to the rights of Tenants under Leases or parties under Operating Agreements to the extent such Leases or Operating Agreements are not subordinate to the terms of this Deed of Trust;

                  E. all Leases, all Operating Agreements and all other agreements for, affecting or related to the use and occupancy of the Premises, now or hereafter entered into (including any use or occupancy arrangements created pursuant to Section 365(d) of Title 11 of the United States Code (the "Bankruptcy Code") or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings, or any assignment for the benefit of creditors, in respect of any Tenant or occupant of any portion of the Trust Property and all extensions, amendments and modifications thereto heretofore or hereafter entered into), and all rents, incomes, issues, royalties, revenues and profits derived by Trustor from the Premises and the right to apply such rents, incomes, issues, royalties, revenues and profits to the payment of the Note and the other obligations secured by this Deed of Trust, together with the security deposits or other payments or instruments delivered as security under such Leases, Operating Agreements and agreements (the grant of such security deposits and other security being subject to application in accordance with the express requirements of such Leases, Operating Agreements and any other agreements applicable thereto);

                  F. all monies, accounts, instruments and other property (including all Credit Facilities, Eligible Collateral, additional collateral and other pledges of money provided to Beneficiary pursuant to the terms of this Deed of Trust or any other Loan Documents) constituting a part of the security for the Loan or the performance by Trustor of its obligations under this Deed of Trust or the other Loan Documents as of any particular time, including all collateral subject to the lien evidenced by any of the Loan Documents or assigned to Trustor after the date hereof, and any proceeds of the foregoing;

                  G. all proceeds of, and any unearned premiums or refunds of premiums on, any insurance policies covering all or any part of the Premises or other portion of the Trust Property, including the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof for damage to or the diminution of the Premises, but subject, in each case, to the rights of Tenants under Leases or parties under Operating Agreements to the extent such Leases and Operating Agreements are not subordinate to the terms of this Deed of Trust;

                  H. all general intangibles relating to design, development, operation, management and use of the Premises, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations, licenses and consents obtained from any Governmental Authority in connection with the development, use, operation or management of the Premises, all construction, service, engineering, consulting, management, leasing, architectural and other similar contracts concerning the design, construction, management, operation, occupancy and/or use of the Premises, all architectural drawings, plans, specifications, soil tests, appraisals, engineering reports and similar materials relating to all or any portion of the Premises and all payment and performance bonds or warranties or guarantees relating to the Premises, all to the extent assignable;

                  I. all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source and business identifiers, trademark registrations and applications for registration used exclusively at or relating exclusively to the Premises or any portion thereof; all renewals, extensions and continuations-in-part of the items referred to above; any written agreement granting to Trustor any right to use any trademark or trademark registration at or in connection with any of the Premises; and the right of Trustor to sue for past, present and future infringements of the foregoing;

                  J. the right in the name and on behalf of Trustor to appear in and defend any action or proceeding brought with respect to any of the Premises or any other component of the Trust Property, and to commence any action or proceeding to protect the interest of Beneficiary therein;

                  K. any of the foregoing to the extent acquired from and after the date hereof; and

                  L. all of Trustor's interest in and to all proceeds, including interest receivable thereon, of the voluntary or involuntary conversion of any of the foregoing, including proceeds of insurance and condemnation awards, into cash or liquidated claims;

                  TO HAVE AND TO HOLD the above granted and described property, subject in all respects only to the Permitted Encumbrances, unto and to the proper use and benefit of Trustee and its successors and assigns, for the benefit of Beneficiary, its successors and assigns, forever, upon the terms and conditions set forth herein.

                  IN TRUST, WITH POWER OF SALE, to secure the payment to Beneficiary of the Debt at the time and in the manner provided for its payment in the Note and in this Deed of Trust. The maturity date of the Note evidencing the Debt is October 11, 2001.

                  The following actions of Beneficiary shall not affect the liability of Trustor for payment and performance of the Secured Obligations, and shall not affect the lien hereof upon any portion of the Trust Property not expressly released herefrom: if Beneficiary shall, with or without notice (a) retain or obtain a security interest in any property to secure all or any portion of the Secured Obligations, (b) retain or obtain the primary or secondary liability of any party or parties with respect to all or any portion of the Secured Obligations, (c) alter, exchange, extend, renew, modify, release or cancel for any period (whether or not longer than their original maturity) any terms, conditions, provisions or covenants contained in any or all of the Loan Documents, (d) release or compromise any liability of any party or parties primarily or secondarily liable on all or any portion of the Secured Obligations, (e) release its security interest, if any, in all or any portion of the Trust Property and/or permit any substitution or exchange for any such portion of the Trust Property, (f) resort to the Trust Property conveyed by this Deed of Trust, or any portion thereof, for payment of the Secured Obligations, or any portion thereof, whether or not Beneficiary shall have resorted to any other property otherwise securing the Secured Obligations, or to the extent permitted by law shall have proceeded against any other party primarily or secondarily liable on the Secured Obligations, and (g) apply all or any portion of the Trust Property or direct the order or manner of sale thereof as Beneficiary in its sole discretion chooses in accordance with the terms of this Deed of Trust.

                  AND, to protect the security of this Deed of Trust, Trustor covenants and agrees with and represents and warrants to Beneficiary, subject in all respects to the Permitted Encumbrances, as follows:

                  1. CERTAIN DEFINITIONS.

                  1.1. Capitalized terms, not otherwise defined in this Deed of Trust, shall have the respective meanings assigned thereto in the Loan Agreement.

                  1.2. For all purposes of this Deed of Trust, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) The terms defined in this Article shall have the meanings assigned to them in this Article and shall include the plural as well as the singular.

                  (b) All accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America as of the date of such computation.

                  (c) The word "including" shall be construed to be followed by the words "without limitation".

                  (d) Captions are for the convenience of the reader and shall not be considered in interpreting this Deed of Trust or the intent of the parties hereto.

                  (e) The words "herein", "hereof" and "hereunder" and other words of similar import shall refer to this Deed of Trust as a whole and not to any particular Article, Section or other subdivision.

                  (f) The term "Trust Property" shall be deemed to mean "Trust Property or any portion thereof".

                  1.3. As used in this Deed of Trust the following terms have the following respective meanings:

                  Deed of Trust shall mean this Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing, as modified, amended or supplemented from time to time pursuant to the provisions hereof.

                  Equipment shall have the meaning stated in the Preliminary Statement hereof.

                  Excusable Delay shall mean a delay due to any act of God, governmental restriction, enemy action, civil commotion, fire, casualty, strike, shortage of supplies or labor, work stoppage or other cause beyond the reasonable control of Trustor, but lack of funds shall not be deemed a cause beyond the reasonable control of Trustor.

                  Improvements shall have the meaning stated in the Preliminary Statement hereof.

                  Land shall have the meaning stated in the Preliminary Statement hereof.

                  Leasehold Estate shall have the meaning stated in the Preliminary Statement hereof.

                  Personal Property shall have the meaning stated in Section
21.1.

                  Premises shall mean the Land, Leasehold Estate, Improvements and Equipment and all accessions and additions thereto and increases therein which constitute a part of the Land, Leasehold Estate, Improvements and/or Equipment.

                  Secured Obligations shall have the meaning stated in the Preliminary Statement hereof.

                  Trustor shall mean Glimcher Lloyd Venture, LLC, for the period during which the same shall own the Trust Property, and following any conveyance of the Trust Property which is permitted by the terms of this Deed of Trust, shall mean the transferee for the period during which each transferee shall own the Trust Property.

                  Trustor's Contest Right shall mean Trustor's right to contest certain matters pursuant to Section 5.1(b)(ii) of the Loan Agreement, subject to all of the terms and conditions set forth in said Section.

                  Trust Property shall have the meaning stated in the Preliminary Statement hereof.

                  2. PAYMENT OF THE NOTE, ALL OTHER DEBT AMOUNTS. Trustor will duly pay the amounts owed under the Note and the other portions of the Debt, including all amounts due under this Deed of Trust and any other Loan Document, at the places, at the respective times and in the manner provided therein and herein (as applicable).

                  3. PERFORMANCE AND OBSERVANCE OF LOAN AGREEMENT COVENANTS. Trustor will duly perform, observe and comply with all of the affirmative and negative covenants, agreements and obligations to be performed, observed and complied with by Trustor, and all of the other terms and conditions applicable to Trustor, under the terms of the Loan Agreement and any other Loan Document, as if each such covenant, agreement, obligation, term and condition were expressly set forth herein in full. Without limiting the generality of the foregoing, Trustor will maintain the Premises, pay Taxes and Other Charges, obtain and maintain insurance, keep the Trust Property free of Liens (other than Permitted Encumbrances), pay the utility charges for the Premises properly payable by Trustor, perform alterations and repairs in respect of the Premises, cause the Premises to comply with all Legal Requirements, transfer the Premises, fund the Tax and Insurance Escrow Account, restore the Premises upon any Casualty or Condemnation, and lease the Premises, all in accordance with and subject to all of the applicable terms and conditions of the Loan Agreement and the other Loan Documents.

                  4. MAINTENANCE OF VALIDITY AND RECORDING.

                  4.1. Trustor covenants that it will forthwith after the execution and delivery of this Deed of Trust and thereafter as necessary from time to time cause this Deed of Trust and the other Loan Documents and any continuation statement or similar instrument relating to any property subject thereto or to any property intended to be granted, conveyed, transferred and assigned by this Deed of Trust to be filed, registered and recorded in such manner and in such places as may be required by law in order to publish notice of and fully to protect the validity thereof or the grant thereby of the property subject thereto and the interest and rights of Beneficiary therein. Trustor covenants that it has paid or will pay or cause to be paid all taxes and fees incident to such filing, registration and recording, and all expenses incident to the preparation, execution and acknowledgment thereof, and of any instrument of further assurance, and all federal or state stamp taxes or other charges arising out of or in connection with the execution and delivery of such instruments.

                  4.2. Trustor covenants that at all times it will itself, or will use its best efforts to cause third parties to, preserve, warrant and defend Beneficiary's title and right in and to the Trust Property, subject to the Permitted Encumbrances and items then being contested in accordance with Trustor's Contest Right, against the claims of all Persons and will maintain and preserve such title and right so long as the Debt is outstanding.

                  4.3. Trustor shall maintain the validity, perfection, priority and effectiveness of this Deed of Trust and the other Loan Documents. Unless otherwise permitted in this Deed of Trust and the other Loan Documents, Trustor will not take any action, will not permit action to be taken by others and will not omit to take any action, nor will Trustor give any notice, approval or consent or exercise, waive or modify any rights under or in respect of the Permitted Encumbrances, which action, omission, notice, approval, consent or exercise, waiver or modification of rights would release Trustor from, or reduce any of Trustor's obligations or liabilities under, or would result in the termination, surrender or assignment of, or the amendment or modification of, any of the Loan Documents, or would impair the validity of this Deed of Trust or any of the other Loan Documents, or would affect the Trust Property in any material adverse respect, without Beneficiary's consent, and any attempt to do any of the foregoing without such consent shall be of no force and effect.

                  4.4. Trustor, at its expense, will execute, acknowledge and deliver all such instruments and take all such actions as Beneficiary from time to time reasonably may request or as may be reasonably necessary or proper for the better assuring to Beneficiary of the properties and rights now or hereafter subject to the Lien hereof or intended so to be.

                  5. ENFORCEMENT. Trustor acknowledges that the Debt is secured by this Deed of Trust, the Assignment of Leases, the Assignment of Agreements and various other documents or instruments securing or evidencing the Loan. Upon the occurrence of an Event of Default, Beneficiary shall have the right to institute a proceeding or proceedings for the total or partial foreclosure of this Deed of Trust, and any or all of the other Loan Documents securing repayment of the Debt, whether by court action, power of sale or otherwise, under any applicable provisions of law, for all or any portion of the Debt, and the liens and the security interests created by the Loan Documents shall continue in full force and effect as to the portion of the Trust Property not foreclosed, without loss of priority securing that portion of the Debt then due and payable and still outstanding. Any and all sums received by Beneficiary under the Note, this Deed of Trust, the Loan Agreement or any other Loan Document shall be applied toward the repayment of the Debt in such order and priority as Beneficiary shall determine, consistent with any applicable requirements of the Loan Documents.

                  6. NO CLAIMS AGAINST BENEFICIARY. Nothing contained in this Deed of Trust or in any other Loan Document shall constitute any consent or request by Beneficiary, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof, nor as giving Trustor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Beneficiary in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the interest of Beneficiary under this Deed of Trust.

                  7. INDEMNIFICATION. Trustor will protect, indemnify and save harmless Beneficiary from and against: all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including all reasonable attorneys' fees and disbursements) imposed upon or incurred by or asserted against Beneficiary (without bad faith, negligence or willful misconduct of Beneficiary) by reason of the occurrence or existence of any of the following (to the extent the insurance proceeds payable on account of the following and received by Beneficiary shall be inadequate) prior to the payment in full of the Debt and the satisfaction of all conditions for the satisfaction and release or Defeasance of this Deed of Trust: (a) ownership or possession of Trustor's interest in the Trust Property, or any interest therein, or receipt of any rent or other sum therefrom, (b) any accident, injury to or death of any persons or loss of or damage to property occurring on or about the Premises or any part thereof or the adjoining parking areas, sidewalks, curbs, vaults and vault space, if any, streets or ways, (c) any use, non-use or condition of the Premises or any part thereof or the adjoining parking areas, sidewalks, curbs, streets or ways, including claims or penalties arising from violation of any Legal Requirement or Insurance Requirement, as well as any claim based on any patent or latent defect, whether or not discoverable by Beneficiary, any claim the insurance as to which is inadequate, and any claim in respect of any adverse environmental impact or effect, (d) any failure on the part of Trustor to perform or comply with any of the terms of this Deed of Trust, any Lease, Operating Agreement or any other Loan Document to which it is a party and any breach of any representation made by Trustor herein or in any other Loan Document, (e) any performance of any labor or services or the furnishing of any materials or other property in respect of the Trust Property or any part thereof, (f) any bad faith, negligence or tortious act or omission on the part of Trustor or any of its agents, contractors, servants, employees, sublessees, licensees or invitees, (g) any contest undertaken by Trustor (even if the same is permitted by the terms of the Loan Documents), or (h) the presence at, on, or under the Premises or the migration from or release at, on, or from the

Premises of any pollutant or Hazardous Substance (as defined in the Environmental Indemnity), in violation of any Legal Requirement. Beneficiary shall give notice to Trustor of any claims, liabilities, obligations, damages, penalties, costs or causes of action for which Beneficiary believes it is entitled to indemnification hereunder promptly upon its discovery of the action or event giving rise to such claim, but the failure of Beneficiary to provide such notice shall neither cause the forfeiture of the right to receive indemnity hereunder nor limit such right except to the extent, if any, that Trustor is prejudiced by the failure of the Indemnified Party to promptly give such notice. Any amounts payable under this Section to Beneficiary that are not paid within ten (10) Business Days after written demand therefor by Beneficiary, setting forth in reasonable detail the amount of such demand and the basis therefor, shall bear interest from the date of demand until paid at the Default Rate and shall be secured by this Deed of Trust. In case any action, suit or proceeding is brought against Beneficiary by reason of any such occurrence, Trustor, upon the request of Beneficiary, will (or at the option of Trustor, Trustor may) at Trustor's expense resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel for the insurer of the liability or by counsel selected by Trustor (unless disapproved by Beneficiary). So long as Trustor is resisting and defending such action, suit or proceeding as provided above in a prudent and commercially reasonable manner, Beneficiary shall not be entitled to settle such action, suit or proceeding or claim the benefit of this Article with respect to such action, suit or proceeding (including the right to reimbursement of Beneficiary's counsel fees and disbursements), and Beneficiary agrees that it will not settle any such action, suit or proceeding without the written consent of Trustor which consent shall not be unreasonably withheld or delayed; provided if Trustor is not diligently defending such action, suit or proceeding in a prudent and commercially reasonable manner as provided above, Beneficiary may settle such action, suit or proceeding subject only to the written consent of Trustor, which consent shall not be unreasonably withheld or delayed, and claim the benefit of this Article with respect to settlement of such action, suit or proceeding. As used in this Article, the term "Beneficiary" shall be deemed to include both or either of the Beneficiary and any Servicer, as applicable.

                  8. NO ENDORSEMENT. Beneficiary shall not become or be considered to be an endorser, co-maker or co-obligor on the Note or on any obligation of Trustor secured by this Deed of Trust.

                  9. BRUNDAGE; NO CREDIT FOR PAYMENT OF TAXES OR OTHER CHARGES.

                  9.1. Trustor shall pay any taxes imposed by any law of the United States or of the state or municipality where the Trust Property is located, adopted after the date hereof, (i) changing in any way the laws for the taxation of deeds of trust or debts secured thereby for federal, state or local purposes, or the manner of collection of any such taxes, and (ii) imposing a tax, either directly or indirectly, on deeds of trust or debts secured thereby (other than a tax that may arise in connection with ownership or transfer of the Note or that is imposed upon the income of Beneficiary).

                  9.2. Trustor shall not be entitled to any credit against the principal, interest or other amounts, if any, payable on the Note or under any other Loan Document, and Trustor shall not be entitled to any credit against any other amounts which may become payable under the terms thereof or hereof, by reason of the payment of any Taxes or Other Charges on the Trust Property or any part thereof or by reason of payment of any other amount required to be paid hereunder. No deduction shall be made or claimed from the taxable value of the Trust Property or any part thereof by reason of this Deed of Trust.

                  10. COMPROMISE OF ACTIONS BY BENEFICIARY. Any action, suit or proceeding brought by Beneficiary pursuant to this Deed of Trust or otherwise and any claim made by Beneficiary under this Deed of Trust or otherwise may be compromised, withdrawn or otherwise dealt with by Beneficiary without notice to or the approval of Trustor.

                  11. FORECLOSURE.

                  11.1. Foreclosure. If any Event of Default shall have occurred, Beneficiary may at any time proceed, at law or in equity or otherwise, to enforce the payment of the Note in accordance with the terms thereof and, if the Note has been declared due and payable:

                           (a) to institute an action to foreclose its interest under the Lien of this Deed of Trust against the Trust Property by judicial foreclosure sale or strict foreclosure in one proceeding or against portions of the Trust Property in a series of separate proceedings, and to have the same sold under the judgment or decree of a court of competent jurisdiction or proceed to take any of such actions;

                           (b) to take such other action at law or in equity or otherwise for the enforcement of this Deed of Trust and the realization, upon obtaining a judgment for foreclosure, on the security or any other security herein or elsewhere provided for, in such manner and at such times as the law may allow, and may proceed therein to the extent permitted, and subject to the limitations imposed, by law to final judgment and execution for the entire unpaid balance of the Debt, together with all other sums payable by Trustor in accordance with the provisions of the Note, this Deed of Trust and the other Loan Documents, and all sums which may have been advanced by Beneficiary for Taxes and Other Charges, water or sewer rents, charges or claims, payment on prior liens, insurance or repairs to the Trust Property, all costs of suit, together with interest thereon at such interest rate as may be awarded in any judgment obtained by Beneficiary, as the case may be, from and after the date of any foreclosure sale until actual payment is made to Beneficiary of the full amount due Beneficiary, and attorneys' fees through and including all appellate levels; and/or

                           (c) to sell, assign, transfer and deliver the whole or, from time to time, any part of the Trust Property, or any interest in any part thereof, at any private sale or at public auction permitted by law, with such demand, advertisement or notice as required by law, and on such other terms as required or permitted by law.

                  Before taking title to or possession of all or any portion of the Trust Property, Beneficiary may order the performance of environmental assessments of the Trust Property by qualified professionals, the cost of which shall borne by Trustor and secured hereby.

                  11.2. Trustor's Waivers. It shall not be necessary for Beneficiary to have actual or constructive possession of any part of the Trust Property in order to pass the title to and the right of possession of the Trust Property, and the title to and the right of possession of the Trust Property shall pass to the purchaser or purchasers thereof at any sale hereunder as fully as if the same actually had been present and delivered. To the fullest extent allowed by applicable law, upon foreclosure of this Deed of Trust, whether by power of sale or any other nonjudicial or judicial foreclosure process, Trustor or any person claiming any part of the Trust Property by, through or under Trustor shall not be entitled to direct the order of sale or to a marshaling of assets or a sale in inverse order of alienation. The recitals and statements of fact contained in any notice or in any conveyance to the purchaser or purchasers at any sale hereunder shall be prima facie evidence of the truth of such facts, and all prerequisites and requirements necessary to the validity of any such sale shall be presumed to have been performed. In the event of a foreclosure sale, to the extent that Trustor is in possession of the Premises, Trustor shall be deemed a tenant at will of the purchaser at such judicial foreclosure sale and shall be liable for a reasonable rental for the use of the Premises; and if Trustor refuses to surrender possession of the Premises upon demand, the purchaser shall be entitled to institute and maintain the statutory action of forcible entry and detainer and procure a writ of possession thereunder, and Trustor expressly waives all damages sustained by reason thereof and Trustor agrees to pay to the purchaser the costs and expenses (including all reasonable attorneys' fees and expenses) of such action and writ.

                  11.3. Recovery of Advances. To the extent permitted by law, Beneficiary shall have the right, from time to time, to bring an appropriate action to recover any sums required to be paid by Trustor under the terms of this Deed of Trust and/or the Note as they become due, without regard to whether the principal indebtedness evidenced by the Note or any other sums secured by this Deed of Trust shall be due, and, subject to the limitations imposed by law, without prejudice to the right of Beneficiary thereafter to bring an action of foreclosure, or any other action, for any default by Trustor existing at the time the earlier action was commenced.

                  11.4. Sale. Upon the completion of any sale or sales of all or any portion of the Trust Property by virtue of this Article, Beneficiary or any officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers, good and sufficient instrument or instruments conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. In such event, Beneficiary is hereby irrevocably appointed the true and lawful attorney of Trustor, in its name and stead, to make all the necessary conveyances, assignments, transfers and deliveries of any part of the Trust Property and rights so sold, and for that purpose Beneficiary may execute all necessary instruments of conveyance, assignment and transfer and may substitute one or more Persons with like power, Trustor hereby ratifying and confirming all that Trustor's said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Trustor shall, if so requested by Beneficiary, ratify and confirm any such sale or sales by executing and delivering to Beneficiary or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Beneficiary, for the purpose and as may be designated in such request. To the extent permitted by law, any such sale or sales shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Trustor in and to the properties, interests and rights so sold, and shall be a perpetual bar both at law and in equity against Trustor and against any and all Persons claiming or who may claim the same, or any part thereof from, through or under Trustor.

                  11.5. Several Parcels. To the extent permitted by law, if any Event of Default shall have occurred and the Note shall have been declared due and payable, Beneficiary shall have the right to sell all or any portion of the Trust Property in such order as it may determine, and the right of sale hereunder shall not be exhausted by one or more sales, but to the extent permitted by law successive sales may be had until all of the Trust Property have been legally sold. To the extent permitted by law, in the event any sale hereunder is not completed or is defective in the opinion of Beneficiary, such sale shall not exhaust the power of sale hereunder, and Beneficiary shall have the right to cause a subsequent sale or sales.

                  11.6. Beneficiary Authorized to Execute Instruments. Trustor irrevocably appoints (which appointment is coupled with an interest) Beneficiary the true and lawful attorney-in-fact of Trustor, in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery for the enforcement of this Deed of Trust after the occurrence and during the continuance of an Event of Default hereunder, to execute and deliver all such deeds, assignments, bills of sale and other instruments (without recourse, warranty or representation of any kind) as Beneficiary may consider necessary or appropriate, with full power of substitution, Trustor hereby ratifying and confirming all that such attorney or any substitutes thereof shall lawfully do by virtue hereof. Nevertheless, if so requested by Beneficiary or any purchaser, Trustor shall ratify and confirm any such sale, assignment, transfer or delivery by executing and delivering to Beneficiary or such purchaser all deeds, assignments, bills of sale, releases and other proper instruments (which in each case shall be without recourse to or representation or warranty by Trustor) to effect such ratification and confirmation as may be designated in any such request.

                  11.7. Purchase of Trust Property by Beneficiary. Beneficiary or any nominee of Beneficiary may be a purchaser of the Trust Property or of any interest therein at any sale thereof, and may apply to the purchase price all or any part of the Debt secured hereby in lieu of payment in cash of the amount of such Debt applied. Any such purchaser shall, upon any such purchase, acquire good title to the property so purchased, free of the Lien of this Deed of Trust and free of all rights of redemption in Trustor.

                  11.8. Receipt a Sufficient Discharge to Purchaser. Upon any sale of the Trust Property after the Note becomes due and payable, whether at maturity, by declaration of acceleration or by automatic acceleration after an Event of Default or otherwise, the receipt of Beneficiary or the receipt of the officer making the sale under judicial proceedings shall, to the full extent legally permitted, be sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obligated to see to the application thereof.

                  11.9. Waiver of Marshaling, Appraisement, Valuation. Trustor hereby waives all rights, legal and equitable, it may now or hereafter have to require marshaling of assets or to require upon foreclosure sales of assets in a particular order. Each successor and assign of Trustor, including a holder of a Lien subordinate to the Lien created hereby (without implying that Trustor has, except as expressly provided herein, a right to grant an interest in, or a subordinate Lien on, the Trust Property or any part thereof), by acceptance of its interest or Lien agrees that it shall be bound by the above waiver, as if it gave the waiver itself. Trustor also hereby waives, to the full extent it may lawfully do so, the benefit of all laws providing for rights of appraisement, valuation, stay or extension or of redemption after foreclosure now or hereafter in force.

                  11.10. Sale Shall be a Bar Against Trustor. The sale of all or any portion of the Trust Property in connection with the exercise of remedies under this Deed of Trust after the Note becomes due and payable, whether at maturity, by declaration of acceleration or by automatic acceleration after an Event of Default or otherwise, shall, to the full extent legally permitted, forever be a perpetual bar against Trustor's asserting any claim to title to such portion of the Trust Property so sold.

                  12. APPOINTMENT OF RECEIVER. If an Event of Default shall have occurred and be continuing, Beneficiary shall, to the fullest extent permitted by law, as a matter of right, be entitled to the appointment of a receiver for all or any part of the Trust Property, whether such receivership be incidental to a proposed sale of the Trust Property or otherwise, and Trustor hereby consents to the appointment of such a receiver and will not oppose any such appointment.

                  13. POSSESSION, MANAGEMENT AND INCOME UPON DEFAULT.

                  13.1. If an Event of Default shall have occurred and be continuing, Beneficiary, with such notice, if any, to Trustor as required by law or as Beneficiary considers appropriate in the circumstances, and subject to the rights of Tenants and the other parties to any Operating Agreements and the provisions of applicable law, may immediately enter upon and take possession of the Premises by self-help, summary proceedings, ejectment or otherwise, and may remove Trustor and all other Persons and any and all property therefrom, and may hold, operate and manage the same and receive all earnings, income, rents, issues and proceeds accruing with respect thereto. Beneficiary shall be under no liability for or by reason of any such taking of possession, entry, removal or holding, operation or management, except (i) for its gross negligence or willful misconduct or (ii) to the extent required by applicable law, and except that any amounts so received by Beneficiary shall be applied as set forth in the Note.

                  13.2. If an Event of Default shall have occurred and be continuing, at the request of Beneficiary, Trustor shall promptly execute and deliver to Beneficiary such deeds, instruments of assignment and other documents as Beneficiary may deem necessary or advisable to enable Beneficiary or any agent or representative designated by Beneficiary, at such time or times and place or places as Beneficiary may reasonably specify, to obtain possession of all or any portion or portions of the Trust Property to which Beneficiary shall at the time be entitled hereunder, subject to the rights of Tenants and the other parties to any Operating Agreements. If Trustor shall fail for any reason to execute and deliver such instrument or document after such request by Beneficiary, Beneficiary, to the fullest extent permitted by law, may (i) obtain a judgment conferring on Beneficiary the right to immediate possession and requiring Trustor to execute and deliver such instruments and documents to Beneficiary, which entry of judgment Trustor, to the extent it may lawfully do so, hereby specifically consents and (ii) pursue the Trust Property wherever it may be found and to the extent lawfully permitted, take possession of and remove the same, subject to the rights of Tenants.

                  13.3. Upon every taking of possession pursuant to this Article, Beneficiary may (but shall have no obligation to), from time to time, at the expense of Trustor and such expenses to constitute additional indebtedness secured by the affected Trust Property, make all such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Premises, as it may reasonably deem proper. In such case, Beneficiary, to the fullest extent permitted by law, shall have the right to manage, control, use, operate, store, lease or otherwise deal with the Trust Property and to carry on the business and exercise all the rights and powers of Trustor relating thereto, as Beneficiary shall deem best, including the right to enter into any and all such agreements with respect to the management, cleaning, control, use, operation, storage, leasing of or otherwise dealing with the Trust Property, or any part thereof, as Beneficiary may determine; and, to the fullest extent permitted by law, Beneficiary shall be entitled to collect and receive all tolls, rents, revenues, issues, income, products and profits of the Trust Property and every part thereof. Such tolls, rents, revenues, issues, income, products and profits may be applied to pay the expenses of the management, control, use, operation, storage, leasing of or otherwise dealing with the Premises and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which Beneficiary may be required or may elect to make, if any, for Taxes, Other Charges, assessments, insurance or other proper charges upon the Trust Property or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports), and all other payments which Beneficiary may be required or authorized to make under any provision of this Deed of Trust.

                  14. RIGHT OF BENEFICIARY TO PERFORM TRUSTOR'S COVENANTS. If Trustor shall fail to make any payment or perform any act required to be made or performed hereunder or under any other Loan Document, Beneficiary, upon notice to Trustor and upon the expiration of any applicable grace or cure period, if any (except in cases of emergency that threatens bodily injury or material damage to property, in which case Beneficiary will allow such notice and grace or cure period, if any, as is reasonable under the circumstances) and subject to Trustor's Contest Right, but without waiving or releasing any obligation, Default or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Trustor, and, to the extent permitted by applicable law, may enter upon the Premises for such purpose and take all such action thereon as, in the judgment of Beneficiary, may be reasonably necessary or appropriate therefor, subject to the rights of Tenants and other parties under Operating Agreements. All sums so paid by Beneficiary and all costs and expenses (including all attorneys' fees and expenses) so incurred, together with interest thereon at the Default Rate from the date of payment by Beneficiary until paid, shall constitute additional indebtedness secured by this Deed of Trust and shall be paid by Trustor to Beneficiary upon demand therefor.

                  15. REMEDIES CUMULATIVE. To the extent permitted under applicable law, each right, power and remedy of Beneficiary provided for in this Deed of Trust or any other Loan Document or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Deed of Trust or any other Loan Document or now or hereafter existing at law or in equity or by statute (including the Uniform Commercial Code as enacted in the State where the Trust Property is located) or otherwise, and the exercise or beginning of the exercise by Beneficiary of any one or more of the rights, powers or remedies provided for in this Deed of Trust or any other Loan Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Beneficiary, to the extent permitted by law, of any or all of such other rights, powers or remedies.

                  16. APPLICABLE LAW. The creation, perfection and enforcement of the lien of this Deed of Trust shall be governed by the law of the State in which the Premises are located. Subject to the foregoing, in all other respects, this Deed of Trust shall be governed by the substantive laws of the State of New York.

                  17. NO WAIVER. No failure by Beneficiary to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof shall constitute a waiver of any such term or of any such breach. No waiver of any breach shall affect or alter this Deed of Trust, which shall continue in full force and effect, or shall affect or alter the rights of Beneficiary with respect to any other then-existing or subsequent breach. Neither Trustor nor any other Person now or hereafter obligated for payment of all or any part of the sums now or hereafter secured by this Deed of Trust shall be relieved of such obligation by reason of the failure of Beneficiary to comply with any request of Trustor or of any other Person so obligated, to take action to foreclose on this Deed of Trust or otherwise to enforce any provisions of this Deed of Trust or the Note or by reason of the release, regardless of consideration, of all or any part of the security held for the Debt secured by this Deed of Trust, or by reason of any agreement or stipulation between any subsequent owner of any of the Trust Property and Beneficiary extending the time of payment or modifying the terms of this Deed of Trust or the Note without first having obtained the consent of Trustor or such other persons; and in the latter event Trustor and all such other persons shall continue to be liable to make payments according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by Beneficiary.

                  18. EXCULPATION. NOTWITHSTANDING ANYTHING HEREIN THAT MAY BE CONSTRUED TO THE CONTRARY, THE TERMS OF SECTION 12.24 OF THE LOAN AGREEMENT RELATING TO THE EXCULPATION OF TRUSTOR ARE INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH HEREIN. NO NEGATIVE INFERENCE REGARDING THE APPLICATION OF SAID SECTION 12.24 TO ALL OF THE TERMS OF THIS DEED OF TRUST IS TO BE DRAWN BY THE REFERENCE TO SAID SECTION 12.24 IN ONLY CERTAIN PROVISIONS.

                  19. ADDITIONAL SECURITY. Without notice to or consent of Trustor and without impairment of the Lien and rights created by this Deed of Trust, Beneficiary may accept (but Trustor shall not be obligated to furnish unless otherwise required under the Loan Documents) from Trustor or from any other Person or Persons, additional security for the Note.

                  20. RELEASE. The provisions of Section 2.5 of the Loan Agreement shall apply with respect to the discharge and satisfaction of this Deed of Trust.

                  21. SECURITY AGREEMENT, ETC.

                  21.1. Grant of Security. This Deed of Trust is a security agreement within the meaning of the Uniform Commercial Code of the state where the Premises is located with respect to all personal property now or hereafter located at the Premises and owned by Trustor as to which the creation and perfection of a security interest are subject to such Uniform Commercial Code (the "Personal Property"), and is also a deed of trust as to those portions of the Trust Property that are classified as real property. Trustor hereby grants to Beneficiary a security interest in and to the Personal Property to secure the payment of the Note. Any completely executed counterpart of this instrument may be filed as a deed of trust on real property or fixtures, as a security agreement or financing statement on personal property or as both. The address of Trustor, as debtor, and the address of Beneficiary, as secured party, are shown on page 1 of this Deed of Trust.

                  21.2. Financing Statements. Trustor shall cause all financing and continuation statements and other instruments with respect to the Personal Property at all times to be kept recorded, filed or registered in such manner and in such places as may be required by law fully to evidence, perfect and secure the interests of Beneficiary in the Personal Property, and shall pay all filing fees in connection therewith. Trustor hereby appoints Beneficiary as its attorney-in-fact to perform the obligations of Trustor under this Section, at the expense of Trustor, in the event it fails to do so.

                  21.3. Multiple Remedies. If an Event of Default shall have occurred and be continuing, Beneficiary shall have the option of proceeding, to the extent permitted under applicable law, as to both real and personal property in accordance with its rights and remedies in respect of the real property as an alternative to proceeding in accordance with the provisions of the Uniform Commercial Code; and Beneficiary may exercise any and all of the other rights of a secured party under such Uniform Commercial Code.

                  21.4. Waiver of Rights. To the extent permitted under applicable law, Trustor waives all rights of redemption after foreclosure and all other rights and remedies of a debtor thereunder and all formalities prescribed by law relative to the sale or disposition of the Personal Property after the occurrence and during the continuance of an Event of Default hereunder and all other rights and remedies of Trustor with respect thereto. In exercising its right to take possession of the Personal Property upon the occurrence and during the continuance of an Event of Default hereunder, Beneficiary, personally or by its agents or attorneys, and subject to the rights of any Tenant or other party to an Operating Agreement, may, to the extent permitted by law, enter upon any part of the Premises without being guilty of trespass or any wrongdoing, and without liability for damages thereby occasioned, except damages arising from Beneficiary's negligence or willful misconduct. To the extent any notice of sale or other disposition of the Personal Property is required and cannot be waived, in the event Beneficiary elects to proceed with respect to the Personal Property separately from the real property, Beneficiary shall give at least ten (10) Business Days' notice of the sale of the Personal Property, which shall for all purposes be deemed to be commercially reasonable. All recitals in any instrument of assignment or any other instrument executed by Beneficiary incident to any sale, transfer, assignment, lease or other disposition or utilization of the Personal Property or any part thereof after the occurrence of an Event of Default shall be full proof of the matter stated therein and no other proof shall be required to establish full legal propriety of the sale or other action taken by Beneficiary or of any fact or condition incident thereto, all of which shall be deemed conclusively to have been performed or to have occurred.

                  21.5. Expenses of Disposition of Personal Property. Trustor shall reimburse Beneficiary, within ten (10) days after demand, for all expenses of retaking, holding, preparing for sale, lease or other use or disposition, selling, leasing or otherwise using or disposing of the Personal Property which are incurred, including all reasonable attorneys' fees and expenses, and all such expenses shall be added to Trustor's obligations to Beneficiary and shall be secured hereby.

                  22. FINANCING STATEMENT. This Deed of Trust shall be deemed to be and may be enforced from time to time as a deed of trust, chattel deed of trust, assignment, contract, security agreement, financing statement, or Lien on machinery or other Equipment situated on the Premises, and from time to time as any one or more thereof, and shall constitute a "fixture filing" for the purposes of Article 9 of the Uniform Commercial Code as enacted in the State where the Premises is located.

                  23. EXPENSES OF BENEFICIARY.

                  23.1. If any action, suit or other proceeding affecting the Trust Property or any part thereof shall be commenced in which action, suit or proceeding Beneficiary is made a party or participates or in which the right to use the Trust Property or any part thereof is threatened, or in which it becomes necessary in the reasonable judgment of Beneficiary to defend or uphold the interest of Beneficiary under this Deed of Trust (including any action, suit or proceeding to establish or uphold the compliance of the Improvements with any Legal Requirement), then all out-of-pocket amounts paid or incurred by Beneficiary for the expense of any such action, suit or other proceeding or to protect its rights therein (whether or not Beneficiary is made or becomes a party thereto) or otherwise to enforce or defend the rights and lien created by this Deed of Trust (including all reasonable attorneys' fees and expenses), shall be paid by Trustor upon demand and, if not paid within ten (10) days of the giving of such demand, shall bear interest at the Default Rate from the date of the payment or incurring thereof, and any such amount and the interest thereon shall be a Lien on the Trust Property, prior to any right, or right to, interest in, or claim upon the Trust Property attaching or accruing subsequent to or otherwise subordinate to the Lien of this Deed of Trust, and the same shall be deemed to be indebtedness secured hereby.

                  23.2. In the event this Deed of Trust or the Note is placed in the hands of counsel for collection of any amount payable hereunder or thereunder or for the enforcement of any of the provisions hereof or thereof and if an Event of Default shall have occurred and shall then be continuing, Trustor agrees to pay all reasonable costs associated therewith incurred by Beneficiary, either with or without the institution of an action, suit or other proceeding, in addition to all costs, disbursements and allowances provided by law, all such costs to be paid upon demand, together with interest thereon at the Default Rate from the date of notice or incurring thereof, and the same shall be deemed to be part of the indebtedness secured hereby.

                  24. MISCELLANEOUS. This Deed of Trust may be discharged or terminated only by an instrument in writing signed by the party against which enforcement of such discharge or termination is sought. This Deed of Trust shall be binding upon each of Trustor and Beneficiary and their respective successors and permitted assigns and all Persons claiming under or through Trustor and Beneficiary or any such successors or permitted assigns, and shall inure to the benefit of and be enforceable by Trustor and Beneficiary and their respective successors and permitted assigns. This Deed of Trust may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  25. NON-MERGER. It is the intention and agreement of Trustor and Beneficiary there shall be no merger of this Deed of Trust and any estate in the Premises, by reason of the fact that the same Person may own or hold the Premises, and/or this Deed of Trust.

                  26. ASSIGNMENT OF RENTS AND TRUSTOR'S INTEREST IN LEASES.

                  26.1. During the term hereof, Trustor hereby pledges, grants, sells, assigns, conveys, delivers, transfers and sets over to Beneficiary, to the extent permitted by law and subject to the terms and conditions hereof, all of Trustor's right, title and interest, now or hereafter acquired, in and to any and all existing Leases and Operating Agreements and any Leases and Operating Agreements that may hereafter be entered into by Trustor, and any modifications, renewals, extensions or replacements thereof, and any guaranties of the Tenant's obligations under any Lease (each such guaranty, a "Guaranty") and all right, title and interest of Trustor thereunder, including all claim, right and demand to receive, collect and retain all rents and all other amounts due thereunder and under any modifications, renewals or extensions thereof, including:

                  (a) the immediate and continuing right to receive and collect all amounts payable by all Tenants, subtenants or other parties pursuant to the Leases, Operating Agreements and Guaranties, including (A) all rents (including all amounts payable to Trustor on account of maintenance, repairs, taxes, insurance and common area charges or similar charges), income, revenues, issues, profits, insurance proceeds, condemnation awards and other payments, tenders and security payable to or receivable by Trustor under the Leases and the Operating Agreements, (B) all damages or other amounts payable in the event of any disposition, expiration or termination of any Lease or Operating Agreement pursuant to the terms thereof, by operation of law or otherwise, (C) any indemnification against, or reimbursement for, sums paid and costs and expenses incurred by Trustor under any Lease or Operating Agreement or otherwise, (D) any award in the event of the bankruptcy of any Tenant or guarantor of a Lease or Operating Agreement and (E) any security deposits, other security instruments, other deposits or prepayments with respect to any such Lease or Operating Agreement;

                  (b) all claims, rights, powers, privileges and remedies of Trustor, whether provided for in any Lease, Operating Agreement or Guaranty or arising by statute or at law or in equity or otherwise, consequent to any failure on the part of any Tenant to perform or comply with any term of any Lease or any other party to comply with any Operating Agreement or any Guaranty;

                  (c) all right to take all action upon the happening of a default under any Lease, Operating Agreement or Guaranty as shall be permitted by any such Lease, Operating Agreement, Guaranty, or by law, including the commencement, conduct and consummation of proceedings at law or in equity; and

                  (d) the full power and authority, in the name of Trustor or otherwise, to enforce, collect, receive and make receipt for any and all of the foregoing and to do any and all other acts and things whatsoever that Trustor is or may be entitled to do under any Lease, Operating Agreement or Guaranty.

                  26.2. Except as otherwise required by applicable law or as provided for in the Loan Documents, any funds received by Beneficiary under this Article may be applied by Beneficiary to the Debt in such order as Beneficiary may in its sole discretion determine to be appropriate, including the payment of costs and expenses in connection with the maintenance, operation, improvement, insurance, taxes and upkeep of the Trust Property and payment of amounts then due and payable under the Loan Agreement or the other Loan Documents. Beneficiary shall be accountable to Trustor only for monies actually received by Beneficiary pursuant hereto. Neither the collection of said funds and the application thereof as aforesaid, nor any act done or omitted pursuant to the power and rights granted to Beneficiary hereunder, shall cure or waive any Default or Event of Default or waive, modify or affect any notice of Default or Event of Default or invalidate any act done pursuant to such notice, nor shall the same be a waiver of any of Beneficiary's rights and remedies under the Note, this Deed of Trust, the Loan Agreement or the other Loan Documents.

                  26.3. (a) This Article 26 constitutes a present, absolute, effective, irrevocable and completed assignment by Trustor to Beneficiary of the Leases and the right to collect all sums payable to Trustor thereunder and apply the same, which is not conditioned upon Beneficiary being in possession of the Premises. However, so long as no Event of Default shall have occurred and be continuing, Trustor shall have a license to enforce the obligations of Tenants under the Leases and of parties under the Operating Agreements, and to exercise all the rights and remedies of the landlord under the Leases and the Operating Agreements (including, without limitation, the right to receive all rents and other amounts described above), subject, however, to compliance with the provisions of this Deed of Trust and the other Loan Documents.

                        (b) If any Event of Default shall have occurred and be continuing, the license granted in Section 26.3(a) shall immediately cease and terminate, without waiver of such

Event of Default, with or without notice, any action or proceeding or the intervention of a receiver appointed by a court, and Beneficiary or an agent or receiver appointed by Beneficiary may, without regard for the adequacy of the security for the indebtedness secured hereby, the commission of waste or the solvency of Trustor, and subject to applicable statutory requirements, if any, do any or all of the following:

                                    (i) exercise any of Trustor's rights under
                  the Leases, Operating Agreements and Guaranties;

                                    (ii) enforce the Leases, Operating
                  Agreements and Guaranties;

                                    (iii) demand, collect, sue for, attach,
                  levy, recover, receive, compromise and adjust, and make, execute and deliver receipts and releases for all rents or other payments that may then be or may thereafter become due, owing or payable with respect to the Leases, Operating Agreements and Guaranties;

                                    (iv) demand that any sums held by Trustor
                  with respect to any Lease, Operating Agreement or Guaranties (including any security deposits, other deposits or prepayments) be immediately remitted to Beneficiary; and

                                    (v) generally, do, execute and perform any
                  other act, deed, matter or thing whatsoever that ought to be done, executed and performed in and about or with respect to the Leases, Operating Agreements and Guaranties.

                  26.4. Trustor hereby irrevocably authorizes and directs each Tenant under a Lease and each other party under an Operating Agreement or Guaranty, at the request of Beneficiary, to pay by direct deposit to the Deposit Account (or such other account as the Beneficiary may time to time designate) all rents, issues and profits accruing or due under such Tenant's Lease or such other party's Operating Agreement or Guaranty.

                  26.5. Trustor at its expense will prudently enforce in all material respects each of the Leases, Operating Agreements and Guaranties in accordance with their terms. Neither the execution and delivery of the Deed of Trust or any other Loan Document nor any action or inaction on the part of Beneficiary shall release (i) any Tenant from its Lease, (ii) any party from its Operating Agreement, (iii) any guarantor from any Guaranty or (iv) Trustor from any of its obligations under the Leases or the Operating Agreements, or constitute an assumption of any such obligation on the part of Beneficiary. No action or failure to act on the part of Trustor shall adversely affect or limit the rights of Beneficiary under this Deed of Trust or the Assignment of Leases or, through this Deed of Trust or the Assignment of Leases, under the Leases, the Operating Agreements or the Guaranties.

                  26.6. During the term hereof, all rights, powers and privileges of Beneficiary herein set forth are coupled with an interest and are irrevocable, subject to the terms and conditions hereof, and Trustor will not take any action under the Leases, the Operating Agreements or otherwise which is inconsistent with the terms hereof or of the Assignment of Leases, and any such action inconsistent herewith or therewith, as well as any further assignment of any rents, issue or profits from the Premises, shall be void. To the extent permitted by law, Trustor hereby waives any requirement that Beneficiary commence any foreclosure proceeding with respect to any or all of the Trust Property prior to enforcement of any remedies pursuant to this Article, including the right to commence and prosecute an action to appoint a receiver for rents and all other amounts due under any Leases, Operating Agreements or Guaranties. Trustor will, from time to time, upon request of Beneficiary, at Trustor's sole cost and expense, execute (subject to Section 12.24 of the Loan Agreement) all instruments and further assurances and all supplemental instruments and take all such action as Beneficiary from time to time may reasonably request in order to perfect, preserve and protect the interests intended to be assigned to Beneficiary hereby.

                  26.7. Trustor hereby agrees that, except as permitted in the Loan Agreement, it will not, unilaterally or by agreement, subordinate, amend, modify, extend, discharge, terminate, surrender, waive or otherwise change any term of any of the Leases, Operating Agreements or Guaranties in any manner that would violate this Deed of Trust or any other Loan Document. If any of the Leases, Operating Agreements or Guaranties shall be amended as permitted thereby, they shall continue to be subject to the provisions hereof without the necessity of any further act by any of the parties hereto.

                  26.8. Upon the payment, or the provision, in accordance with the applicable provisions of this Deed of Trust and the other provisions of the Loan Documents, for payment in full, of the Debt on the Maturity Date, the assignment made in this Article and all rights hereunder assigned to Beneficiary shall cease and terminate and shall revert to Trustor. Further, upon the partial repayment of the Note and all other sums in an amount sufficient to cause the release of the Trust Property from the Lien of this Deed of Trust pursuant to the terms of Section 2.4 of the Loan Agreement, the assignment made in this Article and all rights hereunder assigned to Beneficiary in respect thereof shall cease and terminate and revert to Trustor.

                  26.9. This Article shall not be construed to bind Beneficiary to the performance of any of the covenants, conditions or provisions contained in any Lease, Operating Agreement or Guaranty or otherwise impose any obligation upon Beneficiary. Beneficiary shall not be liable for any loss sustained by Trustor resulting from Beneficiary's failure to let the Premises or from any other act or omission of Beneficiary in managing the Premises after an Event of Default, unless such loss is caused by the negligence, willful misconduct or bad faith of Beneficiary. This Article shall not operate to place any obligation or liability for the control, care, management or repair of the Premises upon Beneficiary, nor for the carrying out of any of the terms and conditions of the Leases or any Guaranty; nor shall it operate to make Beneficiary responsible or liable for any waste committed on the Premises, including the presence of any Hazardous Substances (as defined in the Environmental Indemnity), or for any negligence by any person other than Beneficiary in the management, upkeep, repair or control of the Premises resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing in this Article shall be construed as constituting Beneficiary a "mortgagee in possession" in the absence of the taking of actual possession of the Premises by Beneficiary.

                  26.10. (a) If an Event of Default shall have occurred and be continuing, Beneficiary shall have the right to proceed in its own name or in the name of Trustor in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, Operating Agreement or Guaranty by or on behalf of any lessee or other party thereunder, including the right to file and prosecute, to the exclusion of Trustor, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease or any other party under any Operating Agreement or Guaranty under the Bankruptcy Code.

                         (b) If there shall be filed by or against Trustor a
petition under the Bankruptcy Code, and Trustor, as lessor under any Lease or Operating Agreement, shall determine to reject such Lease or Operating Agreement pursuant to Section 365(a) of the Bankruptcy Code, then Trustor shall give Beneficiary not less than ten (10) days' prior notice of the date on which Trustor shall apply to the bankruptcy court for authority to reject such Lease or Operating Agreement. Beneficiary shall have the right, but not the obligation, to serve upon Trustor within such ten-day period a notice stating that (A) Beneficiary demands that Trustor assume and assign such Lease or Operating Agreement to Beneficiary pursuant to Section 365 of the Bankruptcy Code and (B) Beneficiary covenants to cure or provide adequate assurance of future performance under such Lease or Operating Agreement. If Beneficiary serves upon Trustor the notice described in the preceding sentence, Trustor shall not seek to reject such Lease or Operating Agreement and shall comply with the demand provided for in clause (A) of the preceding sentence within thirty
(30) days after the notice shall have been given, subject to the performance by Beneficiary of the covenant provided for in clause (B) of the preceding sentence.

                  27. INTENTIONALLY OMITTED.

                  28. INTENTIONALLY OMITTED.

                  29. MAXIMUM AMOUNT. Notwithstanding anything contained herein to the contrary, the maximum amount of principal indebtedness secured by this Deed of Trust at execution or which under any contingency may become secured hereby at any time hereafter is $130,000,000.00 plus all accrued and unpaid interest thereon, plus amounts expended by Beneficiary after a default hereunder to maintain the Lien of this Deed of Trust or to protect the Trust Property, including, without limitation, amounts in respect of insurance premiums, real estate taxes and litigation expenses to prosecute or defend the rights, remedies and Lien of this Deed of Trust or title to the Trust Property.

                  30. NON RESIDENTIAL PROPERTY. This Deed of Trust does not cover real property principally improved by one or more structures containing in the aggregate six (6) or less residential dwelling units having their own separate cooking facilities.

                  31. NOTICES. All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, addressed as follows (or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Article):

                  If to Beneficiary:

                  Archon Financial, L.P.
                  600 E. Las Colinas Boulevard
                  Suite 800
                  Irving, Texas  75039
                  Attention:  General Counsel

                  with a copy to:

                  Archon Group, L.P.
                  600 E. Las Colinas Boulevard
                  Suite 400
                  Irving, Texas  75039
                  Attention:  Michael W. Forbes

                  and

                  Goldman Sachs Mortgage Company
                  85 Broad Street
                  New York, NY  10004
                  Attention:  Mark J. Kogan

                  and

                  Schulte Roth & Zabel LLP
                  900 Third Avenue
                  New York, NY  10022
                  Attention:  Jeffrey A. Lenobel, Esq.

                  If to Trustor:

                  Glimcher Lloyd Venture, LLC
                  20 South Third Street
                  Columbus, OH  43215
                  Attention:  George A. Schmidt
                              Senior Vice President
                  with a copy to:

                  Frost & Jacobs LLP
                  One Columbus-Suite 1000
                  10 West Broad Street
                  Columbus, OH  43215-3467
                  Attention: John I. Cadwallader, Esq.

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day.

                  32. WAIVER OF TRIAL BY JURY; WAIVER OF CLAIMS.

                  32.1. To the extent permitted under applicable law, Trustor hereby waives and shall waive trial by jury in any action or proceeding brought by, or any counterclaim asserted by Beneficiary which action, proceeding or counterclaim in any way arises out of or is connected with this Deed of Trust.

                  32.2. Trustor hereby waives any and all right to assert any setoff or counterclaim of any nature whatsoever with respect to the Secured Obligations in any action or proceeding by Beneficiary to collect the same, or any portion thereof, or to enforce and realize upon the Lien and security interest created by this Deed of Trust or any other Loan Documents, provided, however, that Trustor expressly reserves the right to assert any such claim in a separate proceeding and provided further that Trustor expressly reserves the right to assert any claim in the same action commenced by Beneficiary if such claim is of a mandatory or compulsory nature or would be barred or materially impaired if not asserted in the action commenced by Beneficiary.

                  33. SEVERABILITY. In case any one or more of the provisions contained in this Deed of Trust shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                  34. TRUSTEE'S FEES; SUBSTITUTE TRUSTEE. (a) Trustor shall pay all costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder and all such costs, fees and expenses shall be secured by this Deed of Trust.

                  (b) Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Deed of Trust, covenants to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days' notice to Trustor and to Beneficiary. Beneficiary may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever, Beneficiary may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Deed of Trust is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Beneficiary. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.

                  35. POWER OF SALE. (a) Upon the occurrence of an Event of Default, Trustee, or the agent or successor of Trustee, at the request of Beneficiary, shall sell or offer for sale the Trust Property in such portions, order and parcels as Beneficiary may determine with or without having first taken possession of same, to the highest bidder for cash at one or more public auctions in accordance with the terms and provisions of the law of the State in which the Trust Property is located. Such sale shall be made at the area within the courthouse of the county in which the Trust Property (or any portion thereof to be sold) is situated (whether the parts or parcels thereof, if any, in different counties are contiguous or not, and without the necessity of having any personal property hereby secured present at such sale) which is designated by the applicable court of such County as the area in which public sales are to take place, or, if no such area is designated, at the area at the courthouse designated in the notice of sale as the area in which the sale will take place, on such day and at such times as permitted under applicable law of the State where the Trust Property is located, after advertising the time, place and terms of sale and that portion of the Trust Property in accordance with such law, and after having served written or printed notice of the proposed sale by certified mail on each Trustor obligated to pay the Note and other secured indebtedness secured by this Deed of Trust according to the records of Beneficiary in accordance with applicable law. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service.

                  36. NONRESIDENTIAL TRUST DEED. Trustor warrants that this Deed of Trust is not and will not at any time constitute a "Residential Deed of Trust" or "Residential Line of Credit Instrument" as those terms are defined in ORS86.705(3) and 86.155(1)(c).

                  37. INSURANCE. WARNING: Unless Trustor provides Beneficiary with evidence of the insurance coverage as required by the Loan Agreement, Beneficiary may purchase insurance at Trustor's expense to protect Beneficiary's interest. This insurance may, but need not, also protect Trustor's interest. If the collateral becomes damaged, the coverage Beneficiary purchases may not pay any claim Trustor makes or any claim made against Trustor. Trustor may later cancel this coverage by providing evidence that Trustor has obtained property coverage elsewhere.

                  Trustor is responsible for the cost of any insurance purchased by Beneficiary as provided in the immediately preceding paragraph. The cost of this insurance may be added to Trustor's loan balance. If the cost is added to Trustor's loan balance, the interest rate on the underlying loan will apply to this added amount. The effective date of coverage may be the date Trustor's prior coverage lapsed or the date Trustor failed to provide proof of coverage.

                  The coverage Beneficiary purchases may be considerably more expensive than insurance Trustor can obtain on Trustor's own and may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

                  Trustor hereby acknowledges receipt, without charge, of a true copy of this Deed of Trust.

                  38. ORAL AGREEMENTS. Under Oregon law, most agreements, promises and commitments made by a lender after October 3, 1989, concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the borrower's residence must be in writing, express consideration and be signed by the lender to enforceable.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

                  IN WITNESS WHEREOF, Trustor has caused this Deed of Trust to be duly executed and delivered as of the date first above written.

Signed and acknowledged in
the presence of:

                               GLIMCHER LLOYD VENTURE, LLC,
                               a Delaware limited liability company
/s/ Peggy Gamblin
---------------------
Name:                          By:  Glimcher Portland, Inc., its managing member

                                      By:     /s/ George A. Schmidt
/s/ Elena Vulovic                             George A. Schmidt
---------------------                         Senior Vice President
Name:

COUNTY OF             )
                      ss:
STATE OF              )

On the ___ day of September, 1998 before me, the undersigned, a notary public in and for said State, personally appeared George A. Schmidt, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Debra Paoli
-------------------------------
Notary Public

                                    EXHIBIT A
                                    ---------

                               DESCRIPTION OF LAND

                                    EXHIBIT B

                         DESCRIPTION OF LEASEHOLD ESTATE

                                      -31-